EXHIBIT 99.1

Steven Tuch, Chief Financial Officer

vTv Therapeutics Appoints Biotech Industry Veteran Steven Tuch as Chief Financial Officer

HIGH POINT, N.C. – December 13, 2022 — vTv Therapeutics Inc. (Nasdaq: VTVT), a clinical stage biopharmaceutical company focused on the development of orally administered treatments for type 1 diabetes (T1D), today announced the appointment of Steven Tuch as Chief Financial Officer, effective immediately.

“Steven’s success in capital raising and business development, combined with his range of work in the life science and healthcare industry, makes us confident that he is an excellent fit for the position and our needs,” said Paul Sekhri, President and Chief Executive Officer of vTv Therapeutics. “We anticipate that he will play a pivotal role as we actively prepare to initiate, then execute on, our Phase 3 trials for our lead drug candidate, TTP399. On behalf of our board and executive team, I welcome Steven to vTv.”

Mr. Tuch has had a distinguished career with more than 20 years of financial and business development experience with multiple life science companies through various stages of financial planning and development. Prior to joining vTv, he served as Head of Corporate Development at Rallybio Corporation, leading the Company through its $92.7 million IPO in July 2021. Before joining Rallybio, he held several leadership roles at BMO Capital Markets including over seven years as Managing Director, Head of Healthcare Equity Capital Markets, and completed more than 140 transactions, raising over $20 billion. Prior to BMO, Mr. Tuch held the position of Managing Director, Head of Healthcare Equity Capital Markets of Deutsche Bank Securities as well as Head of Consumer and Business Services Equity Capital Markets and Head of Private Placements, where he established the firm's private equity placement. Prior to that role, he served as Head of Private Placement Group of Thomas Weisel Partners (now Stifel) for six years managing the firm’s structured equity products activity, including private equity placements, unregistered common stock PIPEs, registered directs and private converts. Mr. Tuch earned an MBA from Stanford University’s Graduate School of Business and a BBA from the University of Michigan.

“I am thrilled to be joining vTv at this key juncture. With the breakthrough therapy designation for TTP399, vTv’s lead clinical program, the company has the potential to improve the quality of life for T1D patients,” said Mr. Tuch. “I look forward to contributing to the effort to advance TTP399 through its pivotal trials and, in turn, to patients who could benefit from this therapeutic program.”

About vTv Therapeutics
vTv Therapeutics Inc. is a clinical stage biopharmaceutical company focused on developing oral, small molecule drug candidates. vTv has a pipeline of clinical drug candidates led by programs for the treatment of type 1 diabetes and cystic fibrosis related diabetes. vTv’s development partners are pursuing additional indications in type 2 diabetes, chronic obstructive pulmonary disease, renal disease, primary mitochondrial myopathy, and pancreatic cancer. For more information, please visit www.vtvtherapeutics.com.

Forward-Looking Statements

This release contains forward-looking statements, which involve risks and uncertainties, including statements regarding the potential grant of the FDA Approval. These forward-looking statements can be identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained in this release, including statements regarding the agreements and transactions described in this release are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors, including the risk that the FDA Approval is not received on a timely basis or at all, that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Important factors that could cause our results to vary from expectations include those described under the heading “Risk Factors” in our Annual Report on Form 10-K and our other filings with the SEC. These forward-looking statements reflect our views with respect to future events as of the date of this release and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements represent our estimates and assumptions only as of the date of this release and, except as required by law, we undertake no obligation to update or review publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this release. We anticipate that subsequent events and developments will cause our views to change. Our forward-looking statements do not reflect the potential impact of any future acquisitions, merger, dispositions, joint ventures or investments we may undertake. We qualify all of our forward-looking statements by these cautionary statements.

Contacts:

Investors:

Lee Roth

Burns McClellan

lroth@burnsmc.com

Media:

Selina Husain / Robert Flamm, Ph.D.

Burns McClellan, Inc.

shusain@burnsmc.com / rflamm@burnsmc.com